Exhibit 21.1
List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name	Formation
1. Colonial Realty Limited Partnership (CRLP)	Delaware
A. Colonial Properties Services Limited Partnership	Delaware
B. Colonial Properties Services, Inc. (CPSI)	Alabama
1. Heathrow 4, LLC	Delaware
2. Heathrow Oakmonte, LLC	Delaware
3. The Colonnade/CLP Management LLC	Delaware
4. Colonial CPSI Colonnade LLC	Delaware
5. Colonnade Properties LLC	Delaware
6. CPSI Mizner, LLC	Delaware
7. Montecito Mizner, LLC	Delaware
8. CPSI St. Andrews, LLC	Delaware
9. Montecito St. Andrews, LLC	Delaware
C. Parkway Place Limited Partnership	Alabama
D. CRLP Metrowest LLC	Delaware
E. CMS/Colonial Multifamily JV, L.P.	Alabama
1. Mountain Brook Manager Corporation	Alabama
2. Mountain Brook Manager, LLC	Alabama
3. Mountian Brook, LLC	Alabama
4. River Hills Manager Corporation	Delaware
5. River Hills Manager, LLC	Delaware
6. River Hills, LLC	Delaware
7. Cahaba Heights Manager, LLC	Alabama
8. Cahaba Heights, LLC	Alabama
9. Barrington Manager, LLC	Georgia
10. Barrington, LLC	Georgia
11. Stockbridge Manager, LLC	Georgia
12. Stockbridge, LLC	Georgia
13. CRLP/CMS, L.L.C.	Delaware
F. CMS/Colonial Multifamily JV II, L.P.	Alabama
1. Inverness I Manager, LLC	Alabama
2. Inverness I, LLC	Alabama
3. Inverness II Manager, LLC	Alabama
4. Inverness II, LLC	Alabama
5. Rocky Ridge Manager, LLC	Alabama
6. Rocky Ridge, LLC	Alabama
7. Hillwood Manager, LLC	Alabama
8. Hillwood, LLC	Alabama
9. CRLP/CMS II, L.L.C.	Delaware
G. Heathrow E, LLC	Delaware
H. Heathrow F, LLC	Delaware
I. Heathrow 3, LLC	Delaware
J. Heathrow G, LLC	Delaware
K. Heathrow 6, LLC	Delaware
L. Heathrow I, LLC	Delaware
M. Highway 150, LLC	Alabama
N. 600 Building Partners	Alabama

Jurisdiction of
Name		Formation
O.	Colonial/Polar BEK Management Company	Alabama
P.	CRLP Quarry Oaks LLC	Delaware
Q.	CRLP Mallard Creek LLC	Delaware
R.	CRLP Research Place LLC	Delaware
S.	CRLP Wynn Drive LLC	Delaware
T.	CS Pines Plaza, LLC	Delaware
U.	CS College Parkway, LLC	Delaware
V.	CP Deerfield, LLC	Delaware
W.	CP Deerfield Manager, Inc.	Delaware
X.	CP Pembroke Pines, LLC	Delaware
Y.	CP Pembroke Pines Manager LLC	Delaware
Z.	CRLP Arringdon Park Drive LLC	Delaware
AA.	CRLP Kingwood Drive LLC	Delaware
BB.	CRLP Bradford Creek Trail LLC	Delaware
CC.	CRLP Pleasant Hill Road LLC	Delaware
DD.	CRLP Plantation Trace Drive LLC	Delaware
EE.	CRLP Preson Woods Trail LLC	Delaware
FF.	CRLP Veranda Chase Drive LLC	Delaware
GG.	CRLP South Creek Drive LLC	Delaware
HH.	CRLP Shannopin Drive LLC	Delaware
II.	G & I III Madison, LLC	Delaware
JJ.	G & I III Meadows, LLC	Delaware
KK.	G & I III Colony Woods, LLC	Delaware
LL.	G & I IV Cunningham LP	Delaware
MM.	Parkside Drive LLC	Tennessee
NN.	CRLP VOP, LLC	Delaware
1.	VOP Beltline Limited Partnership	Delaware
OO.	G & I Rancho Viejo LLC	Delaware
PP.	G & I La Entrada LLC	Delaware
QQ.	G & I Arabian Trails LLC	Delaware
RR.	G & I III Investment Residential Portfolio LLC	Delaware
1.	G & I Residential Portfolio LLC	Delaware
2.	G & I Casa Lindas LLC	Delaware
3.	G & I Colonial Del Rio LLC	Delaware
4.	G & I Desert Lakes LLC	Delaware
5.	G & I Fairway Crossing LLC	Delaware
6.	G & I Pinnacle High Desert LLC	Delaware
7.	G & I Pinnacle Estates LLC	Delaware
8.	G & I Pinnacle Flamingo West LLC	Delaware
9.	G & I Pinnacle Heights LLC	Delaware
10.	G & I Pinnacle High Resort LLC	Delaware
11.	G & I Posada Del Este LLC	Delaware
12.	G & I Springhill LLC	Delaware
13.	G & I Talavera LLC	Delaware
14.	G & I Hacienda del Rio, LP	Delaware
SS.	CMS Bayshore Associates Limited Partnership	Florida
TT.	CMS Palma Sola Associates Limited Partnership	Florida
UU.	CMS Brentwood, LLC	Delaware
VV.	CMS Hendersonville, LLC	Delaware
WW.	The Colonnade/CLP LLC	Delaware
XX.	CLNL Acquisition Sub LLC	Delaware
1.	Apple REIT II Limited Partnership	Virginia
2.	Apple REIT III Limited Partnership	Virginia
3.	Apple REIT IV Limited Partnership	Virginia

Jurisdiction of
Name	Formation
4. Apple REIT Limited Partnership	Virginia
5. Apple REIT V Limited Partnership	Virginia
6. Apple REIT VI Limited Partnership	Virginia
7. Apple REIT VII Limited Partnership	Virginia
8. Apple-CRIT Limited LLC	Delaware
9. Apple-CRIT General LLC	Delaware
10. Autumn Park Apartments, LLC	North Carolina
11. CAC II Limited Partnership	Virginia
12. CAC II Special General LLC	Delaware
13. CAC II Special Limited LLC	Delaware
14. CAC III Limited Partnership	Virginia
15. CAC III Special General LLC	Delaware
16. CAC III Special Limited LLC	Delaware
17. CAC IV Limited Partnership	Virginia
18. CAC IV Special General LLC	Delaware
19. CAC IV Special Limited LLC	Delaware
20. CAC Limited Partnership	Virginia
21. CAC Special General LLC	Delaware
22. CAC Special Limited LLC	Delaware
23. CAC V Limited Partnership	Virginia
24. CAC V Special General LLC	Delaware
25. CAC V Special Limited LLC	Delaware
26. CAC VI Limited Partnership	Virginia
27. CAC VI Special General, Inc.	Virginia
28. CAC VI Special Limited LLC	Delaware
29. CAC VII Limited Partnership	Virginia
30. CAC VII Special General LLC	Delaware
31. CAC VII Special Limited LLC	Delaware
32. Cornerstone Acquisition Company LLC	Delaware
33. Cornerstone Merger Sub, LLC	Delaware
34. Cornerstone NC Operating Limited Partnership	Virginia
35. CRIT — Dunwoody LLC	Delaware
36. CRIT — NC Three LLC	Delaware
37. CRIT — NC Two LLC	Delaware
38. CRIT — SC LP LLC	Delaware
39. CRIT General LLC	Delaware
40. CRIT Special II LLC	Delaware
41. CRIT Special III LLC	Delaware
42. CRIT Special IV LLC	Delaware
43. CRIT Special LLC	Delaware
44. CRIT-Cape Landing LLC	Delaware
45. CRIT-Cornerstone Limited Partnership	Virginia
46. CRIT-Enclave at Poplar Place, LLC	Virginia
47. CRIT-Glen Eagles, LLC	Virginia
48. CRIT-Landings, LLC	Virginia
49. CRIT-Legacy LLC	Delaware
50. CRIT-Meadows, LLC	Virginia
51. CRIT-Mill Creek, LLC	Virginia
52. CRIT-NC Four LLC	Delaware
53. CRIT-NC V, LLC	Delaware
54. CRIT-Poplar Place, LLC	Virginia
55. CRIT-SC GP LLC	Delaware
56. CRIT-SPE I LLC	Delaware
57. CRIT-VA II LLC	Delaware

Jurisdiction of
Name		Formation
58.	CRIT-VA III LLC	Delaware
59.	CRIT-VA IV LLC	Delaware
60.	CRIT-VA LLC	Delaware
61.	CRIT-VA V LLC	Delaware
62.	CRIT-VA VI LLC	Delaware
63.	Deposit Waiver LLC	Delaware
64.	Greentree LLC	Georgia
65.	Legacy Park Apartments, LLC	North Carolina
66.	Marsh Cove Apartments LLC	Georgia
67.	Merritt at Godley Station, LLC	Georgia
68.	Merry Land Property Management, LLC	Delaware
69.	ML Apartments I LLC	Delaware
70.	ML Apartments II LLC	Delaware
71.	ML Apartments III LLC	Delaware
72.	ML Apartments IV LLC	Delaware
73.	ML Hammocks at Long Point, L.L.C.	Georgia
74.	ML Huntington, L.L.C.	Georgia
75.	ML James Island Apartments, L.P.	Georgia
76.	ML Whitemarsh LLC	Georgia
77.	ML Windsor Place, L.L.C.	Georgia
78.	Quarterdeck Apartments LLC	Georgia
79.	St. Andrews Place Apartments, LLC	North Carolina
80.	St. Andrews Place II, LLC	North Carolina
81.	Timber Crest Apartments, LLC	North Carolina
82.	Trinity Commons Apartments, LLC	North Carolina
83.	Trinity Commons II, LLC	North Carolina
84.	Waters Edge Apartments LLC	Georgia
85.	CRIT Holdings, L.P.	Virginia
86.	CRIT-NC, LLC	Virginia
87.	APA II, LLC	North Carolina
88.	Master SC Apartments L.P.	Delaware
89.	SAP IV Arbors NF GP L.L.C.	Delaware
90.	SAP IV SR NF GP L.C.C.	Delaware
91.	Arbors at Windsor Lakes Apartments NF L.P.	Delaware
92.	SR Apartments NF L.P.	Delaware
93.	Merritt at Godley Station II, LLC	Georgia
YY	CRLP Arrowgrass Drive LLC	Delaware
ZZ	CRLP Brickell LLC	Delaware
AAA	CRLP Durham, LP	Delaware
BBB	CRLP Heathrow Park Lane LLC	Delaware
CCC	CRLP Mangrove Bay LLC	Delaware
DDD	CRLP McGinnis Ferry Road LLC	Delaware
EEE	CRLP Northcreek Drive LLC	Delaware
FFF	CRLP Old Madison Pike LLC	Delaware
GGG	CRLP Old Madison Two LLC	Delaware
HHH	CRLP Research Boulevard LLC	Delaware
III	CRLP Shenandoah LLC	Delaware
JJJ	CRLP West Cypress LLC	Delaware
KKK	CRLP-Colonial Construction Services L.L.C.	Delaware
LLL	CRLP-Crabtree LLC	Delaware
MMM	Colonial Retail JV LLC	Delaware
1.	Marelda Retail Development LLC	Delaware
2.	Marelda Bel Air Mall LLC	Delaware
3.	Marelda Greenville Mall LLC	Delaware

Jurisdiction of
Name	Formation
4. Marelda Blynn Place Mall LLC	Delaware
5. Marelda Valdosta Mall LLC	Delaware
6. Marelda University Village Mall LLC	Delaware
7. Marelda Myrtle Beach Mall LLC	Delaware
NNN Colonial Office JV LLC	Delaware
1. CRTP OP LLC	Delaware
2. DRA CRT LP Germantown Center LLC	Delaware
3. DRA CRT GP Germantown Center LLC	Delaware
4. DRA CRT Germantown Center L.P.	Delaware
5. CR Decoverly LLC	Maryland
6. CR Decoverly 15200 LLLP	Maryland
7. DRA CRT Decoverly 15200 LLC	Delaware
8. DRA CRT LP Greensboro Land LLC	Delaware
9. DRA CRT GP Greensboro Land LLC	Delaware
10. DRA CRT Greensboro Land LLC	Delaware
11. CRT BFC GP LLC	Florida
12. CRT BFC Ltd.	Delaware
13. CRT CTA GP LLC	Delaware
14. CTA Partners LP	Delaware
15. CRT Decoverly LLC	Maryland
16. CR Decoverly 9501 LLLP	Maryland
17. CRT Post Oak Inc.	Delaware
18. CRT Post Oak LP	Delaware
19. Mez DRA CRT LP Post Oak LLC	Delaware
20. DRA CRT GP Post Oak LLC	Delaware
21. CRT BMWCX Ltd.	Florida
22. CRT BM GP LLC	Delaware
23. CRT Baymeadows Ltd.	Florida
24. CRT WC GP LLC	Delaware
25. CRT Westchase LP	Delaware
26. DRA CRT LP Vanguard Center Land LLC	Delaware
27. CRA CRT GP Vanguard Center Land LLC	Delaware
28. CRA CRT Vanguard Center Land LP	Delaware
29. CRT Las Olas GP LLC	Delaware
30. CRT Las Olas LP	Delaware
31. CRT ELO GP LLC	Delaware
32. ELO Associates II Ltd.	Florida
33. CRT McGinnis Park LLC	Florida
34. McGinnis Park Ltd.	Florida
35. CRT/McGinnis Office LLC	Florida
36. CRT/McGinnis Office Ltd.	Florida
37. CRT/McGinnis Undeveloped LLC	Florida
38. CRT/McGinnis Developed LLC	Florida
39. Mez DRA CRT LLC	Delaware
40. DRA CRT Lake Mary Center LLC	Delaware
41. DRA CRT Perimeter Center LLC	Delaware
42. DRA CRT Chamblee Center LLC	Delaware
43. DRA CRT GP Charlotte University Center LLC	Delaware
44. DRA CRT LP Charlotte University Center LLC	Delaware
45. DRA CRT Charlotte University Center LP	Delaware
46. CRT MK Oak Park LP	Delaware
47. CRT Signature Place GP LLC	Delaware
48. CRT Signature Place LP	Delaware
49. CRT Ravinia MZ LLC	Delaware

Jurisdiction of
Name	Formation
50. CRT Ravinia LLC	Delaware
51. DRA CRT Baymeadows Center LLC	Delaware
52. CRA CRT Alabama Land LLC	Delaware
53. DRA CRT JTB Center LLC	Delaware
54. DRA CRT Gwinett Land LLC	Delaware
55. DRA CRT Orlando University Center LLC	Delaware
56. DRA CRT Greenville Park Land LLC	Delaware
57. DRA ACP LLC	Delaware
58. DRA CRT Orlando Central Center LLC	Delaware
59. DRA CRT Orlando Central Land LLC	Delaware
60. DRA CRT TRS Corp.	Delaware
61. CRT Decoverly 9509 LLC	Maryland
62. CR Decoverly 9509 LLLP	Maryland
63. C/Dallas I Inc.	Delaware
64. CRT Dallas I Limited Partnership	Delaware
65. C/Dallas II Inc.	Delaware
66. CRT Realty Services Inc.	Florida
67. CRT Dallas II Limited Partnership	Delaware
68. ACP Fitness Center LLC	Georgia
69. TRC Holdings LLC	Georgia
70. DRA CRT Paragon Place Center LLC	Delaware
71. DRA CRT St. Petersburg Center LLC	Delaware
72. DRA CRT Gwinnett Center LLC	Delaware
73. CRA CRT Landstar LLC	Delaware
74. Dra CRT Tallahassee Center LLC	Delaware
75. CRT Vanguard Partners L.P.	Delaware
76. DRA CRT St. Petersburg Land LLC	Delaware
77. DRA CRT Kogerama Land LLC	Delaware
78. CRT WPB Cityplace LLC	Florida
79. CRT WPB Cityplace Ltd.	Florida